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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   Form 8-K


                                Current Report


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) : March 31, 1999



                          LaSalle Re Holdings Limited
            (Exact name of registrant as specified in its charter)



            Bermuda                     1-12823              Not applicable
-------------------------------   ------------------   -------------------------
 (State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation or               Number)          Identification Number)
         organization)


        Continental Building, 25 Church Street, Hamilton HM12, Bermuda
        --------------------------------------------------------------
                   (Address of principal executive offices)


                                 441-292-3339
                                 ------------
             (Registrant's Telephone number, including area code)


                               Page 1 of 2 Pages
                        Exhibit Index Located on Page 2




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ITEM 5.   OTHER EVENTS

On March 31, 1999, LaSalle Re Holdings Limited issued a press release announcing that it anticipates a reserve strengthening charge aggregating $35.0 million. A copy of the press release is attached hereto as an exhibit.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LaSalle Re Holdings Limited
                                       ---------------------------------
                                                   Registrant


Date:     March 31, 1999               /s/ Robert P. Cuthbert
------------------------               ---------------------------------
                                       Name:  Robert P. Cuthbert
                                       Title: Senior Vice President &
                                       Chief Financial Officer




                                      EXHIBIT INDEX

Exhibit                                Description
 Number

  99.1      Press Release, dated March 31, 1999, issued by LaSalle Re Holdings
            Limited.



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